EXHIBIT 24.1



                    AMERICAN EXPRESS COMPANY
                        POWER OF ATTORNEY

       American Express Company, a New York corporation (the "Company"), and each of the undersigned officers and directors of the Company, hereby constitute and appoint Louise M. Parent, Michael P. Monaco and Stephen P. Norman, jointly and severally, with full power of substitution and revocation, their true and lawful attorneys-in-fact and agents, for them and on their behalf and in their respective names, places and steads, in any and all capacities, to sign, execute and affix their respective seals thereto and file any of the documents referred to below relating to the proposed registration of an indeterminate amount of interests in the American Express Incentive Savings Plan (the "Plan") and up to 5,000,000 Common Shares, par value $.60 per share, that may be contributed to or purchased with contributions to the Plan: a registration statement under the Securities Act of 1933, as amended, including any amendments thereto on behalf of the Company, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       This Power of Attorney may be executed in counterparts.

       IN WITNESS WHEREOF, American Express Company has caused this Power of Attorney to be executed in its name by its Executive Vice President and Chief Financial Officer and its corporate seal to be affixed and attested by its Secretary, and the undersigned officers and directors have hereunto set their hand as of the 23rd day of May, 1994.

                              AMERICAN EXPRESS COMPANY


                              By:/s/Michael P. Monaco
                                 --------------------------
                                 Michael P. Monaco
                                 Executive Vice President and
                                 Chief Financial Officer

[CORPORATE SEAL]

Attest

/s/Stephen P. Norman
- --------------------------
Stephen P. Norman
Secretary

/s/ Harvey Golub                        /s/ Beverly Sills Greenough
- -----------------------                 -------------------------
Harvey Golub                            Beverly Sills Greenough
Chairman of the Board,                  Director
Chief Executive Officer
and Director
(principal executive officer)           /s/ F. Ross Johnson
                                        -------------------------
                                        F. Ross Johnson
/s/ Jeffrey E. Stiefler                 Director
- -----------------------
Jeffrey E. Stiefler
President and Director                  /s/ Vernon E. Jordan Jr.
                                        ------------------------
                                        Vernon E. Jordan Jr.
/s/ Michael P. Monaco                   Director
- -----------------------
Michael P. Monaco                       /s/ Henry A. Kissinger
Executive Vice President                ------------------------
and Chief Financial Officer             Henry A. Kissinger
                                        Director
/s/ Daniel T. Henry
- -----------------------                 /s/ Drew Lewis
Daniel T. Henry                         ------------------------
Senior Vice President                   Drew Lewis
and Comptroller                         Director
(principal accounting officer)
                                        /s/ Aldo Papone
/s/ Anne L. Armstrong                   ------------------------
- -----------------------                 Aldo Papone
Anne L. Armstrong                       Director
Director

/s/ William G. Bowen                    /s/ Roger S. Penske
- -----------------------                 ------------------------
William G. Bowen                        Roger S. Penske
Director                                Director

/s/ David M. Culver                     /s/ Frank P. Popoff
- -----------------------                 ------------------------
David M. Culver                         Frank P. Popoff
Director                                Director

/s/ Charles W. Duncan Jr.
- -----------------------
Charles W. Duncan Jr.
Director

/s/ Richard M. Furlaud
- -----------------------
Richard M. Furlaud
Director

                        POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, THAT the undersigned hereby constitute and appoint Louise M. Parent, Michael P. Monaco and Stephen P. Norman, jointly and severally, with full power of substitution and revocation, their true and lawful attorneys-in-fact and agents, for them and on their behalf and in their name, place and stead, in their capacity as members of the Employee Benefits Administration Committee, in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of an indeterminate amount of interests in the American Express Incentive Savings Plan (the "Plan") and up to 5,000,000 Common Shares, par value $.60 per share, of American Express Company that may be contributed to or purchased with contributions to the Plan: a registration statement under the Securities Act of 1933, as amended, including any amendments thereto, on behalf of the Plan with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 23rd day of May, 1994.


                                  By: /s/ Roger Ballou
                                     -------------------------
                                     Roger Ballou

                                      /s/ Craig Dinsell
                                     -------------------------
                                     Craig Dinsell

                                      /s/ Michael P. Monaco
                                     -------------------------
                                     Michael P. Monaco